Exhibit No. 32.1
Form 10-Q
UCN, Inc.
File No. 0-26917

                Certification Pursuant to 18 U.S.C. Section 1350,
                       as Adopted Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002.

         In connection with the Quarterly Report of UCN, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Theodore Stern, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 13, 2004                              By: /s/ Theodore Stern
                                                      --------------------------
                                                      Chief Executive Officer


                Certification Pursuant to 18 U.S.C. Section 1350,
                       as Adopted Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002.

         In connection with the Quarterly Report of UCN, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David R. Grow, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 13, 2004                             By   /s/ David R. Grow
                                                      --------------------------
                                                      Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to UCN, Inc. and will be retained by UCN, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.